                                                                EXHIBIT 10.17(a)

                                 AMENDMENT NO. 2
                        TO CREDIT AND SECURITY AGREEMENT

         This Amendment No. 2 to Credit and Security Agreement (this "Amendment") is entered into as of January 30, 2004, by and among MARINEMAX, INC., a Delaware corporation and each of the other Borrowers set forth on
Schedule I attached hereto and by the reference incorporated herein (collectively, "Borrowers"), and KEYBANK NATIONAL ASSOCIATION, a national banking association, BANK OF AMERICA, N.A., SUCCESSOR BY MERGER TO BANC OF AMERICA SPECIALTY FINANCE, INC., a national banking association, TRANSAMERICA COMMERCIAL FINANCE CORPORATION, a Delaware corporation, GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION formerly known as Deutsche Financial Services Corporation, a Nevada corporation, and NATIONAL CITY BANK, a national banking association (collectively, "Lenders"), amending that Credit and Security Agreement dated as of December 18, 2001, by and among Borrowers and Lenders, as amended by Amendment No. 1 to Credit and Security Agreement dated as of December 10, 2002, by and among Borrowers and Lenders (collectively, the "Agreement"). Unless otherwise defined in this Amendment, all defined terms used in this Amendment shall have the meaning ascribed to such terms in the Agreement. This Amendment is entered into in consideration of, and upon, the terms, conditions and agreements set forth herein.

         1.       Background.

                  Borrowers and Lenders desire to amend certain provisions of the Agreement effective as of the date of this Amendment.

         2.       Amendments to the Agreement.

                  A. The Lenders listed in the introductory paragraph of the Agreement shall be modified to read as follows:

                  KEYBANK NATIONAL ASSOCIATION, a national banking association, both individually (in such capacity, "KeyBank") and as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as hereinafter defined), BANK OF AMERICA, N.A., SUCCESSOR BY MERGER TO BANC OF AMERICA SPECIALTY FINANCE, INC., a national banking association, individually (in such capacity, "BOA"), as collateral agent (in such capacity, the "Collateral Agent") and as documentation agent (in such capacity, the "Documentation Agent") and the various other financial institutions as are or may become parties hereto, including, as of the date hereof, TRANSAMERICA COMMERCIAL FINANCE CORPORATION, a Delaware corporation ("Transamerica"), GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION, formerly known as DEUTSCHE FINANCIAL SERVICES CORPORATION, a Nevada corporation ("GE Commercial") and NATIONAL CITY BANK, a national banking association ("National City") (KeyBank, BOA, Transamerica, GE Commercial, National City, and such other financial institutions, collectively, the "Lenders").

                  B. The definition of "Borrowing Base" in Section 1.01 is deleted in its entirety and replaced by the following:

                           "Borrowing Base" shall mean the greatest amount that
                  may be borrowed or retained by the Borrowers in respect of the Commitment, which at any date of calculation, shall be determined by applying the then applicable Availability Reserve, if any, to the sum of the following determined on a consolidated basis for all of the Borrowers (other than the Real Estate Subsidiaries):

                                    (a)      the sum of (1) one hundred percent
                  (100%) of the original invoice price (including freight charges, but excluding, to the extent that the same are included in the Borrowing Base as Accounts, any earned volume purchase rebates, earned advertising rebates, verifiable price protection, and earned incentives, credits, or similar items) of Eligible New Inventory that is aged not more than three hundred sixty-five (365) days from date of delivery to the Borrowers, and (2) ninety percent (90%) of the original invoice price (including freight charges, but excluding, to the extent that the same are included in the Borrowing Base as Accounts, any earned volume purchase rebates, earned advertising rebates, verifiable price protection, and earned incentives, credits, or similar items) of Eligible New Inventory that is aged more than three hundred sixty-five
                  (365) days, but not more than seven hundred thirty (730) days, from date of delivery to the Borrowers; provided, however, that (A) the amount includable in the Borrowing Base on account of Loose Outboard Motors in the Eligible New Inventory shall never exceed one million, five hundred thousand dollars ($1,500,000), it being agreed that all Loose Outboard Motors over such amount shall be included in the Borrowing Base only as Eligible Parts Inventory; (B) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Hatteras Yachts and the Eligible Used Inventory of Hatteras Yachts shall not exceed in the aggregate fifty million dollars ($50,000,000); (C) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Ferretti Yachts and the Eligible Used Inventory of Ferretti Yachts shall not exceed in the aggregate fifty million dollars ($50,000,000); and (D) the amount includable in the Borrowing Base on account of (i) the Eligible New Inventory of Hatteras Yachts and Ferretti Yachts and (ii) the Eligible Used Inventory of Hatteras Yachts and Ferretti Yachts shall not exceed in the aggregate seventy million dollars ($70,000,000).

                                    (b)      the sum of (1) eighty percent (80%)
                  of NADA Wholesale Value of Eligible Used Inventory that has been held by the Borrowers for not more than one hundred eighty (180) days from the date of receipt, plus (2) seventy-two percent (72%) of the NADA Wholesale Value of Eligible Used Inventory that has been held by the Borrowers for more than one hundred eighty (180) days from the date of receipt, but not more than three hundred sixty-five (365) days; provided, however, that (A) the amount includable in the Borrowing Base on account of Eligible Used Inventory shall never exceed twenty-five percent (25%) of the aggregate funded amount of the outstanding Advances; (B) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Hatteras Yachts and the Eligible Used Inventory of Hatteras Yachts shall not exceed in the aggregate fifty million dollars ($50,000,000); (C) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Ferretti Yachts and the Eligible Used Inventory of Ferretti Yachts shall not exceed in the aggregate fifty million dollars ($50,000,000); and (D) the amount includable in the Borrowing Base on account of (i) the Eligible New Inventory of Hatteras Yachts and Ferretti Yachts and (ii) the Eligible Used Inventory of Hatteras Yachts and Ferretti Yachts shall not exceed in the aggregate seventy million dollars ($70,000,000);

                                    (c)      eighty percent (80%) of the net
                  book value of Eligible Accounts; provided, however, that the amount includable in the Borrowing Base on account of Eligible Accounts shall never exceed twenty million dollars ($20,000,000); and

                                    (d)      the lesser of (1) eight million
                  dollars ($8,000,000), or (2) sixty percent (60%) of the cost (excluding freight charges) of Eligible Parts Inventory net of any reserve required by GAAP for damaged, obsolete, or slow-moving items in such inventory.

                  No Property of the Borrowers shall be included in the Borrowing Base if (1) the Collateral Agent, for the benefit of the Lenders, does not have a first priority security interest under the Uniform Commercial Code, to the extent applicable, subject only to Permitted Liens, in such Property, (2) any other Person has a Preferred Ship's Mortgage on a Documented Vessel included in the Borrowing Base that has not been extinguished by payment in full and delivery of a written satisfaction of such Preferred Ship's Mortgage, irrespective of whether such satisfaction has been filed with the Coast Guard or whether such Preferred Ship's Mortgage is a Permitted Lien, or (3) any other Person has a perfected purchase money security interest in such Property, irrespective of whether such purchase money security interest is a Permitted Lien.

                  C. The definition of "Commitment Amount" in Section 1.01 is deleted in its entirety and replaced by the following:

                           "Commitment Amount" shall mean two hundred sixty
                  million dollars ($260,000,000), the maximum aggregate amount of the Commitment; provided, however, that if the Borrowers exercise their right to reduce the Commitment in part pursuant to Section 2.04 of this Agreement, then after the effective date of such partial reduction the Commitment Amount shall be the original Commitment Amount less all portions of the Commitment theretofore cancelled by the Borrowers.

                  D.       The definition of "Ferretti Yachts" is added to
Section 1.01 to read as follows:

                           "Ferretti Yachts" shall mean boats, vessels, and
                  yachts manufactured by Ferretti Group, including, without limitation, the Ferretti, Pershing, Riva, Custom Line, Apreamare, Bertram, Mochi Craft and CRN product lines.

                  E. The definition of "Lenders" in Section 1.01 is deleted in its entirety and replaced by the following:

                           Lenders" shall mean (a) KeyBank, BOA, Transamerica,
                  GE Commercial and National City, (b) any Affiliate or Affiliates to which any of the institutions named in (a) above shall assign its interests under this Agreement in the manner permitted by Section 9.04, (c) any additional lenders hereafter admitted in accordance with Section 9.05 of this Agreement, and (d) any replacement lenders hereafter admitted in accordance with Section 9.06 of this Agreement.

                  F. The definition of "Termination Date" in Section 1.01 is deleted in its entirety and replaced by the following:

                           "Termination Date" shall mean December 15, 2006;
                  provided, however, that upon the Company's request such date may be extended for two successive periods of one year each with the prior written consent of all of the Lenders for each such annual extension.

                  G. Section 2.01 is deleted in its entirety and replaced by the following:

                  2.01.    ADVANCES.

                                    (a)      Commitment for Revolving Credit.
                  The Lenders severally agree, subject to the terms and conditions set forth herein, to make Advances to the Borrowers in respect of the Commitment from time to time until the Termination Date. The following rules shall govern the amount of the Advances:

                                             (1)      The aggregate outstanding
                           amount of such Advances may equal but shall never exceed the lesser of (A) the Commitment Amount, and
                           (B) the Borrowing Base.

                                             (2)      In addition to the other
                           restrictions set forth in this Agreement (whether in the definition of "Borrowing Base" or elsewhere): (A) the amount includable in the Borrowing Base on account of Eligible Used Inventory shall never exceed twenty-five percent (25%) of the aggregate funded amount of the outstanding Advances; (B) the amount includable in the Borrowing Base on account of Eligible Accounts shall never exceed twenty million dollars ($20,000,000); (C) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Hatteras Yachts and the Eligible Used Inventory of Hatteras Yachts shall not exceed in the aggregate fifty million dollars

                           ($50,000,000); (D) the amount includable in the Borrowing Base on account of both the Eligible New Inventory of Ferretti Yachts and the Eligible Used Inventory of Ferretti Yachts shall not exceed in the aggregate fifty million dollars ($50,000,000); (E) the amount includable in the Borrowing Base on account of (i) the Eligible New Inventory of Hatteras Yachts and Ferretti Yachts and (ii) the Eligible Used Inventory of Hatteras Yachts and Ferretti Yachts shall not exceed in the aggregate seventy million dollars ($70,000,000); (F) the amount includable in the Borrowing Base on account of Loose Outboard Motors in the Eligible New Inventory shall never exceed one million, five hundred thousand dollars ($1,500,000); and (G) the amount includable in the Borrowing Base on account of Eligible Parts Inventory shall never exceed eight million dollars ($8,000,000).

                                             (3)      No Lender shall be
                           permitted or required to make any Advance in respect of the Commitment if, after giving effect thereto, the principal amount of such Lender's total outstanding Advances would exceed such Lender's Pro Rata Percentage of the Commitment Amount.

                  Because the Commitment creates a revolving credit facility, the Borrowers may borrow under the Commitment, repay such Advances without premium or penalty, and reborrow prior to the Termination Date in accordance with this Agreement.

                                    (b)      Lenders and Pro Rata Percentages.
                  Until such time as additional or replacement Lenders are added in the manner contemplated by Section 9.05 or Section 9.06 of this Agreement, the respective initial Pro Rata Percentages of the initial Lenders in the Commitment shall be as follows:

Lender                 Pro Rata Percentage
------                 -------------------
KeyBank                    26.9230769%
BOA                        26.9230769%
Transamerica               19.2307693%
National City              15.3846154%
GE Commercial              11.5384615%
                          -----------
      TOTAL               100.0000000%

                  Each Lender shall have the right to participate a portion of its Pro Rata Percentage of the Advances and the Commitment and to assign their Pro Rata Percentage in the Advances and the Commitment in the manner permitted by Section 9.04 of this Agreement.

                                    (c)      Use of Advances. The Borrowers may
                  use the proceeds of Advances to fund the Borrowers' acquisition of Inventory, for working capital purposes and for other general corporate purposes of the Borrowers.

                                    (d)      Periodic Statements. The
                  Administrative Agent will send the Company statements from time to time listing the amount of each Advance. If Borrowers do not agree with a statement, they must immediately notify the Administrative Agent in writing of the objections. The Borrowers' failure to notify the Administrative Agent of an objection within ten (10) Business Days shall constitute an acceptance of the statement.

                  H. Section 9.02 is deleted in its entirety and replaced by the following:

                  9.02. NOTICES. Unless otherwise provided herein, all notices, demands and other communications under the Loan Documents shall be in writing and shall be personally delivered, or sent by facsimile, national overnight courier service, or certified mail (postage prepaid), to the following addresses:

                                    (a)      If to Borrowers:

                                             MarineMax, Inc.
                                             18167 U.S. 19 North, Suite 499
                                             Clearwater, Florida 33764
                                             Attention: Michael McLamb
                                             Fax: (727) 531-0123

                                             with a copy to:

                                             Robert S. Kant, Esq.
                                             Greenberg Traurig, LLP
                                             2375 East Camelback Road
                                             Suite 700
                                             Phoenix, Arizona 85016
                                             Fax: (602) 445-8100

                                    (b)      If to KeyBank as the Administrative
                  Agent or a Lender:

                                             KeyBank National Association
                                             800 Superior Avenue, 9th Floor
                                             Mail Code OH-01-02-0920
                                             Cleveland, Ohio 44144
                                             Fax: (216) 272-7336
                                             Attn: Kevin P. von Busch
                                                   Senior Vice President
                                             with a copy to:

                                             Forrest Stanley, Esq.
                                             Sr. Vice Pres. & Assoc. General
                                             Counsel
                                             Mail Code OH-01-27-0200
                                             KeyBank National Association
                                             127 Public Square
                                             Cleveland, Ohio 44144
                                             Fax: (216) 689-4107

                                    (c)      If to BOA as the Collateral Agent
                  or as a Lender:

                                             BANK OF AMERICA, N.A., SUCCESSOR BY
                                             MERGER TO BANC OF AMERICA SPECIALTY
                                             FINANCE, INC.
                                             1355 Windward Concourse
                                             Mail Code GA7-903-04-21
                                             Alpharetta, GA 30005
                                             Fax: (678) 339-9513
                                             Attn: John Burns

                                             with a copy to:

                                             John D. Evans, Jr., Esq.
                                             Bank of America Corporation
                                             9000 Southside Blvd.
                                             Building 100, 7th Floor
                                             Jacksonville, Florida 32256
                                             Fax: (904) 464-5048

                                    (d)      If to Transamerica:

                                             Transamerica Commercial Finance
                                             Corporation
                                             5595 Trillium Boulevard
                                             Hoffman Estates, Illinois 60192
                                             Fax: (847) 747-3109
                                             Attn: Robin Lyon

                                    (e)      If to GE Commercial:

                                             GE Commercial Distribution Finance
                                             Corporation
                                             5480 Corporate Drive #300
                                             Troy, Michigan 48098
                                             Fax: (248) 641-1488
                                             Attn: Bruce VanWagoner
                                                   Managing Director, Marine
                                             with a copy to:

                                             GE Commercial Distribution Finance
                                             Corporation
                                             655 Maryville Center Drive
                                             St. Louis, Missouri 64141
                                             Fax: (314) 523-3228
                                             Attn: General Counsel

                                   (f)       If to National City Bank:

                                             National City Bank
                                             1900 East 9th Street
                                             Locator 01-2052
                                             Cleveland Ohio 44114
                                             Fax: (216) 222-2325
                                             Attn: Alan M. Zang
                                                   Senior Vice President

                                             with copy to:

                                             General Counsel
                                             National City Bank
                                             1900 East 9th Street
                                             Locator 01-2174
                                             Cleveland, Ohio 44114
                                             Fax: (216) 222-9219
                                             Attn: Jennifer Malkin, Esq.

                  or to such other address as any party shall hereafter designate in written notice to the other party. All notices, demands and other communications will be effective when so personally delivered or sent by facsimile, one (1) Business Day after being sent by national overnight courier service, or five (5) days after being so mailed; provided, however, that notices to the Lenders pursuant to Article II hereof shall only be effective when received.

                  H. The Borrowing Base Certificate attached to the Agreement is deleted in its entirety and replaced by the Borrowing Base Certificate attached hereto as Exhibit B.

         3. Assignment. In accordance with Section 9.05 of the Agreement, each of KeyBank, BOA, Transamerica and GE Commercial hereby assign to National City that portion of its outstanding Advances that shall result in National City having a portion of the outstanding Advances that is the same as its Pro Rata Percentage of the Commitment Amount, as increased by this Amendment.

         4.       Effect on Agreement.

                  Except as specifically amended and modified by this Amendment, all terms, conditions, covenants and agreements set forth in the Agreement shall remain in full force and effect.

         5.       Counterparts.

                  This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute one agreement.

              [The remainder of this page intentionally left blank]

                                   SCHEDULE I

1.  MARINEMAX OF SOUTHEAST FLORIDA, LLC, a Delaware limited liability company

2.  MARINEMAX OF MINNESOTA, INC., a Minnesota corporation

3.  MARINEMAX OF SOUTHWEST FLORIDA, LLC, a Delaware limited liability company

4.  MARINEMAX OF CENTRAL FLORIDA, LLC, a Delaware limited liability company

5.  MARINEMAX OF SARASOTA, LLC, a Delaware limited liability company

6.  MARINEMAX OF CALIFORNIA, INC., a California corporation

7.  MARINEMAX OF ARIZONA, INC., an Arizona corporation

8.  MARINEMAX MIDATLANTIC, LP, a Delaware limited partnership

9.  MARINEMAX MOTOR YACHTS, LLC, a Delaware limited liability company

10. MARINEMAX OF LAS VEGAS, INC., a Delaware corporation

11. MARINEMAX OF NORTH CAROLINA, INC., a North Carolina corporation

12. MARINEMAX OF OHIO, INC., a Delaware corporation

13. MARINEMAX OF UTAH, INC., a Delaware corporation

14. MARINEMAX TX, L.P., a Texas limited partnership

15. MARINEMAX OF GEORGIA, INC., a Georgia corporation

16. BASSETT BOAT COMPANY, a Florida corporation

17. BASSETT REALTY, L.L.C., a Delaware limited liability company

18. C & N MARINE REALTY, L.L.C., a Delaware limited liability company

19. GULFWIND SOUTH REALTY, L.L.C., a Delaware limited liability company

20. HARRISON'S REALTY, L.L.C., a Delaware limited liability company

21. HARRISON'S REALTY CALIFORNIA, L.L.C., a Delaware limited liability company

22. MARINA DRIVE REALTY I, L.L.C., a Delaware limited liability company

23. MARINA DRIVE REALTY II, L.L.C., a Delaware limited liability company

24. WALKER MARINA REALTY, L.L.C., a Delaware limited liability company

25. DUMAS GP, L.L.C., a Delaware limited liability company

26. MARINEMAX NEW JERSEY GP, Inc., a Delaware corporation

27. MARINEMAX NJ PARTNERS, INC., a Delaware corporation

28. MARINEMAX OF NEW JERSEY HOLDINGS, INC., a Delaware corporation

29. MMX GP, LLC, a Delaware limited liability company

30. MMX HOLDINGS, LLC, a Delaware limited liability company

31. MMX INTERESTS, LLC, a Delaware limited liability company

32. MMX MEMBER, INC., a Delaware corporation

33. MMX PARTNERS, INC., a Delaware corporation

34. MMX VENTURES, LP, a Delaware limited partnership

35. 11502 DUMAS, INC., a Nevada corporation

36. DUMAS GP, INC., a Nevada corporation

37. NEWCOAST FINANCIAL SERVICES, INC., a Delaware corporation

38. MARINEMAX SERVICES, INC., a Delaware corporation

39. MARINEMAX U.S.A., INC., a Nevada corporation

40. DELAWARE AVLEASE, LLC, a Delaware limited liability company

41. MARINEMAX OF COLORADO, INC., a Delaware corporation

42. MARINEMAX INTERNATIONAL, LLC, a Delaware limited liability company

IN WITNESS WHEREOF, this Amendment No. 2 to the Credit and Security Agreement is executed as of the date first set forth above.

                                    "BORROWERS"

                                    MARINEMAX, INC., a Delaware corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Executive Vice President and Chief
                                        Financial Officer

                                    MARINEMAX OF SOUTHEAST FLORIDA, LLC, a
                                    Delaware limited liability company

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Manager

                                    MARINEMAX OF MINNESOTA, INC., a Minnesota corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MARINEMAX OF SOUTHWEST FLORIDA, LLC, a
                                    Delaware limited liability company

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Manager

                                    MARINEMAX OF CENTRAL FLORIDA, LLC, a
                                    Delaware limited liability company

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Manager

                                    MARINEMAX OF SARASOTA, LLC, a Delaware
                                    limited liability company

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Manager

                                    MARINEMAX OF CALIFORNIA, INC., a California corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Assistant Vice President

                                    MARINEMAX OF ARIZONA, INC., an Arizona
                                    corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MARINEMAX MIDATLANTIC, LP, a Delaware
                                    limited partnership

                                    By: MarineMax New Jersey GP, Inc., its
                                    general partner

                                          By: __________________________________
                                                  Michael H. McLamb
                                                  Vice President

                                    MARINEMAX MOTOR YACHTS, LLC, a Delaware
                                    limited liability company

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Manager

                                    MARINEMAX OF LAS VEGAS, INC., a Delaware corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Treasurer

                                    MARINEMAX OF NORTH CAROLINA, INC., a North
                                    Carolina corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MARINEMAX OF OHIO, INC., a Delaware
                                    corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MARINEMAX OF UTAH, INC., a Delaware
                                    corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MARINEMAX TX, L.P., a Texas limited
                                    partnership

                                    By: Dumas GP, L.L.C., its general partner

                                          By: 11502 Dumas, Inc., its sole member

                                              By: ______________________________
                                                  Kurt M. Frahn
                                                  Secretary

                                    MARINEMAX OF GEORGIA, INC., a Georgia
                                    corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                 BASSETT BOAT COMPANY, a Florida corporation

                                 By: ________________________________________
                                     Michael H. McLamb
                                     Vice President

                                 BASSETT REALTY, L.L.C., a Delaware limited liability company

                                 By: MarineMax, Inc., its sole member

                                         By: ___________________________________
                                              Michael H. McLamb
                                              Executive Vice President and Chief
                                              Financial Officer

                                 C & N MARINE REALTY, L.L.C., a Delaware
                                 limited liability company

                                 By: MarineMax, Inc., its sole member

                                         By: ___________________________________
                                              Michael H. McLamb
                                              Executive Vice President and Chief
                                              Financial Officer

                                    GULFWIND SOUTH REALTY, L.L.C., a Delaware limited liability company

                                    By: MarineMax, Inc., its sole member

                                          By: __________________________________
                                              Michael H. McLamb
                                              Executive Vice President and Chief
                                              Financial Officer

                                    HARRISON'S REALTY, L.L.C., a Delaware
                                    limited liability company

                                    By: MarineMax, Inc., its sole member

                                          By: __________________________________
                                              Michael H. McLamb
                                              Executive Vice President and Chief
                                              Financial Officer

                                    HARRISON'S REALTY CALIFORNIA, L.L.C., a
                                    Delaware limited liability company

                                    By: MarineMax, Inc., its sole member

                                          By: __________________________________
                                              Michael H. McLamb
                                              Executive Vice President and Chief
                                              Financial Officer

                                    MARINA DRIVE REALTY I, L.L.C., a Delaware limited liability company

                                    By: MarineMax, Inc., its sole member

                                          By: __________________________________
                                              Michael H. McLamb
                                              Executive Vice President and Chief
                                              Financial Officer

                                    MARINA DRIVE REALTY II, L.L.C., a Delaware limited liability company

                                    By: MarineMax, Inc., its sole member

                                          By: __________________________________
                                              Michael H. McLamb
                                              Executive Vice President and Chief
                                              Financial Officer

                                    WALKER MARINA REALTY, L.L.C., a Delaware limited liability company

                                    By: MarineMax, Inc., its sole member

                                          By: __________________________________
                                              Michael H. McLamb
                                              Vice President and Chief
                                              Financial Officer

                                    DUMAS GP, L.L.C., a Delaware limited
                                    liability company

                                    By: 11502 Dumas, Inc., its sole member

                                          By: __________________________________
                                              Kurt M. Frahn
                                              Secretary

                                    MARINEMAX NEW JERSEY GP, INC., a Delaware corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MARINEMAX NJ PARTNERS, INC., a Delaware
                                    corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MARINEMAX OF NEW JERSEY HOLDINGS, INC., a
                                    Delaware corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MMX GP, LLC, a Delaware limited liability company

                                             By: _______________________________
                                                 Kurt M. Frahn
                                                 Authorized Representative

                                    MMX HOLDINGS, LLC, a Delaware limited
                                    liability company

                                    By: ________________________________________
                                        Kurt M. Frahn
                                        Authorized Representative

                                    MMX INTERESTS, LLC, a Delaware limited
                                    liability company

                                    By: ________________________________________
                                        Kurt M. Frahn
                                        Authorized Representative

                                    MMX MEMBER, INC., a Delaware corporation

                                    By: ________________________________________
                                        Kurt M. Frahn
                                        Authorized Representative

                                    MMX PARTNERS, INC., a Delaware corporation

                                    By: ________________________________________
                                        Kurt M. Frahn
                                        Authorized Representative

                                    MMX VENTURES, LP, a Delaware limited
                                    partnership

                                    By: MMX GP, LLC, its general partner

                                          By: __________________________________
                                              Kurt M. Frahn
                                              Authorized Representative

                                    11502 DUMAS, INC., a Nevada corporation

                                    By: ________________________________________
                                        Kurt M. Frahn
                                        Secretary

                                    DUMAS GP, INC., a Nevada corporation

                                    By: ________________________________________
                                        Kurt M. Frahn
                                         Secretary

                                    NEWCOAST FINANCIAL SERVICES, INC., a
                                    Delaware corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MARINEMAX SERVICES, INC., a Delaware
                                    corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MARINEMAX U.S.A., INC., a Nevada corporation

                                    By: ________________________________________
                                        Kurt M. Frahn
                                        Secretary

                                    DELAWARE AVLEASE, LLC, a Delaware limited liability company

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MARINEMAX OF COLORADO, INC., a Delaware
                                    corporation

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    MARINEMAX INTERNATIONAL, LLC, a Delaware limited liability company

                                    By: ________________________________________
                                        Michael H. McLamb
                                        Vice President

                                    "LENDERS"

                                    KEYBANK NATIONAL ASSOCIATION

                                    By:_________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    BANK OF AMERICA, N.A., SUCCESSOR BY
                                    MERGER TO BANC OF AMERICA
                                    SPECIALTY FINANCE, INC.

                                    By:_________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    TRANSAMERICA COMMERCIAL FINANCE CORPORATION

                                    By:_________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    GE COMMERCIAL DISTRIBUTION FINANCE
                                    CORPORATION, formerly known as Deutsche
                                    Financial Services Corporation

                                    By:_________________________________________
                                        Name:___________________________________
                                        Title:__________________________________

                                    NATIONAL CITY BANK, a national banking
                                    association

                                    By:_________________________________________
                                        Name:___________________________________
                                        Title:__________________________________